

2025 AGA Financial Forum

RGC Resources

May 2025

Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, investments, inflation, rate making, technological developments, new products, research and development activities, operational impacts and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may," or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

Agenda

- About RGC
- Highlights since May 2024
- Roanoke Gas
- RGC Midstream
- Financials and Capital
- Why invest in RGC?



About RGC Resources, Inc.

Publicly traded **(Nasdaq: RGCO)** utility holding company providing energy and related products and services through Roanoke Gas Company and RGC Midstream.

Roanoke Gas, which began in 1883, provides safe, reliable natural gas service to more than 63,000 customers in the greater Roanoke Valley in Southwest Virginia.

RGC Midstream owns ≈ 0.73% percent interest in the Mountain Valley Pipeline.

Organizational Structure

Regulated	Non-Utility
Roanoke Gas	RGC Midstream – A RGC Resources Company
❑ Local Distribution Company (LDC), located in Roanoke, VA	❑ Partner in Mountain Valley Pipeline (MVP) ≈ 0.73%
❑ Founded in 1883	❑ Partner in MVP Southgate - 0.51%

Highlights since May 2024

- Rate case reviewed and approved
  - $4.08M new revenue
  - 9.90% ROE
  - 59% Equity
- Stellar safety record and no system outages
- MVP went into service June 14, 2024
- MVP cash flow to partners began October 2024
- Providing gas to Franklin County, a first

Roanoke Gas

Roanoke Gas Service Territory

- Serve more than 63,700 natural gas customers
- Customer count breakdown:
  - Residential 91%
  - C&I 9%
- Volume breakdown:
  - Residential 33%
  - C&I 67%



Botetourt Co.
Roanoke Co.
City
Mont. Co.
Bedford Co.
Franklin Co.
81
581
220
West Virginia
Clifton Forge
Covington
Lynchburg
Richmond
Farmville
Chester
Petersburg
Hopewell
Williamsburg
Hampton
Cape Charles
Newport News
Norfolk
Portsmouth
Virginia Beach
Suffolk
Chesapeake
Franklin
Emporia
South Hill
South Boston
Danville
John H Kerr Res
Dismal Swamp
64
85



Kentucky
Tennessee
North Carolina
Norton
Clinch River
Bristol
Abingdon
Marion
Wytheville
Mt Rogers +5729
Galax
Bluefield
Blacksburg
Radford
Pulaski
77
Salem
Roanoke

Roanoke Gas

In business since 1883

Predictable, reliable, stable revenues

Most recent rate order finalized April 2025

Regulated Utility

- VA State Corporation Commission (SCC)
- 9.90% authorized ROE, with 59% equity
- Alternative Cost Recovery Mechanisms
  - Weather Normalization
  - Revenue Sharing
  - Purchase Gas Adjustment (quarterly)
  - Infrastructure Riders
    - SAVE
    - RNG

Roanoke Gas RNG Facility

- In service March 2023
- Co-located at water authority site
- Generating RIN credits
- Rider



Roanoke Gas LNG Facility

- Operating since 1972
- Within our distribution system
- Provides up to 25,000 Dths / day
- Stability on coldest days


Roanoke Gas

Roanoke Gas Top Customers

Building Materials

TITAN AMERICA

SDI Steel Dynamics®

General Shale®

Healthcare

CARILION CLINIC

VA U.S. Department of Veterans Affairs

LewisGale Medical Center
HCA Virginia Health System

Transportation

UPS

NS NORFOLK SOUTHERN

Municipal

ROANOKE

ROANOKE COUNTY VA

Manufacturing

YOKOHAMA

Metalsa

BIMBO

ROWE

DYNAX

Altec®

TRIVIUM PACKAGING

Higher Education

HOLLINS UNIVERSITY

ROANOKE COLLEGE

Customer Growth



64,000
63,000
62,000
61,000
60,000
59,000
58,000
57,000
56,000
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F

Volumes & Heating Degree Days



12
10
8
6
4
2
-
Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F
Total Volumes (Dth)
Dth per HDD

YTD Gas Volumes



DTHs Delivered
YTD 2025
YTD 2024
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Thousands
Residential
Commercial
Industrial

YTD 2025 vs YTD 2024

Total Volumes	**18%**
Commercial & Industrial Volumes	**22%**
Heating Degree Days	**16%**

RGC Midstream

A RGC Resources Company

RGC Midstream

2 Bcf / day interstate pipeline

Marcellus / Utica Basin gas

Interconnects with TC Energy and Transco

Investment in Mountain Valley Pipeline

- 20-year shipper contracts began July 1, 2024 – stable revenue
- Cash flow from MVP distributed to partners quarterly
  - ≈ $3.4M to RGC Midstream in FY25
- Company uses equity method accounting
  - Records proportional share of earnings
  - Amortizes into income a basis difference from a 2022 impairment
- RGC Midstream is making a small contribution to income

Mountain Valley Pipeline



Pennsylvania
Maryland
Ohio
West Virginia
Virginia
North Carolina
Pipeline interconnection
Compressor station
Pipelines
Mountain Valley Pipeline
Equitrans Midstream
Transcontinental Gas Pipeline
Other existing natural gas pipeline
Roanoke Gas Interconnects

Mountain Valley Pipeline

- Two Roanoke Gas interconnects on-line
- System stability for Roanoke gas
- Capacity improves region's attractiveness for existing and new employers



LaFayette Gate Station



Summit View Gate


EXIT

Financials and Capital

Net Income by Year



$15
$10
$5
$0
-$5
-$10
Millions
2020
2021
2022
2023
2024
Roanoke Gas
Midstream
Midstream loss, including $42.2 million impairment

Consolidated Financial Results

For the periods ended March 31,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2025	2024	2025	2024
Operating revenues	$ 36,462	$ 32,660	$ 63,752	$ 57,079
Operating expenses	26,062	24,030	46,024	41,797
Operating income	10,400	8,630	17,728	15,282
Earnings of unconsolidated affiliate	801	1,229	1,655	2,697
Other income, net	463	89	937	210
Interest expense	1,630	1,566	3,410	3,203
Income before income taxes	10,034	8,382	16,910	14,986
Income tax expense	2,358	1,939	3,964	3,523
Net income	**$ 7,676**	**$ 6,443**	**$ 12,946**	**$ 11,463**
Basic earnings per share	**$ 0.74**	**$ 0.63**	**$ 1.26**	**$ 1.14**
Diluted earnings per share	**$ 0.74**	**$ 0.63**	**$ 1.26**	**$ 1.13**

Consolidated Balance Sheet

As of March 31,

(Presented in thousands)

	2025	2024
Assets		
Current assets	$ 25,778	$ 28,526
Utility property, net	267,560	254,140
Other non-current assets	33,083	30,694
Total Assets	$ 326,421	$ 313,360
Liabilities and Stockholders' Equity		
Current maturities of long-term debt	$ 26,600	$ 125
Other current liabilities	18,889	21,577
Long-term debt, net	115,227	135,917
Deferred credits and other non-current liabilities	47,872	45,197
Total Liabilities	208,588	202,816
Stockholders' Equity	117,833	110,544
Total Liabilities and Stockholders' Equity	$ 326,421	$ 313,360

CapEx History


$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$22.9
$20.0
$25.5
$25.3
$22.1
2020
2021
2022
2023
2024

5-year cumulative totals:

SAVE	$	50.9
Customer Growth & System Expansion		32.8
Utility Maintenance		20.3
RNG		8.6
MVP Growth		3.2
Total	**$**	**115.8**

Utility Plant Growth


$300
$250
$200
$150
$100
$50
$-
Millions
CAGR 8.3%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F

Equity and Debt Profile

Equity:

- Top shareholders:
  - Anita G. Zucker 13%
  - Gabelli Funds 7%
  - Vanguard Group 4%
  - Blackrock 4%
  - Columbia Threadneedle 4%
- 6.8% insider ownership
- $230M Market Capitalization
- Common shares issued and outstanding: 10,322,218
- $36.2M availability on equity shelf
  - At the market (ATM)

Debt:

- Remaining $120M on private shelf facilities
- Up to $30M availability on LOC facility – Matures March 2027



Long-term Debt Maturities
$40
$35
$30
$25
$20
$15
$10
$5
$-
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Gas - Bank
Gas - Private
MidStream

Why Invest in RGC?

Outlook and Shareholder Return

- Growth
- Cap Ex
- EPS

- Dividends


HAMBURGERS
HOTDOGS
OPEN ALL NITE

Growth Strategy

- Regulated Utility
  - Fully earning – monitoring inflation
  - Continued investment in system infrastructure
  - Other RNG opportunities

- Ongoing Regulated Utility Growth
  - Franklin County expansion
  - Volumes delivered
    - Large industrial customer
    - Hospital expansion
    - Economic development opportunities
  - Steady traditional customer growth

- MVP
  - Expansion (compression on existing pipe)
  - Southgate

- Strategic Opportunities

Economic Development

- Regional Activity

novonesis

The Tiny Cargo Company

QUALICHEM

Integer®

Munters

- Broader Trends
  - Data centers and energy
  - MVP
  - Medical

CapEx Forecast 2025-2029



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.8
$21.8
$22.4
$22.5
$22.7
2025
2026
2027
2028
2029
SAVE
Customer Growth
Utility Maintenance
MVP Growth

5-year cumulative totals:	
SAVE (Authorized until 2028; 2029 would need approval)	$47.8
Customer Growth & System Expansion	$25.6
Utility Maintenance	$25.7
MVP Growth	$12.1
Total	**$111.2**

Earnings Per Share



$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
$1.27
$1.16
$1.22
2024 Actual
2025 Forecast
Dividend
Payout Ratio:
65%
68%
EPS
Range

Earnings Per Share 2025

- Third Quarter
  - Roanoke Gas
    - Rates higher than a year ago
    - Asset management agreement slightly lower
  - RGC Midstream
    - AFUDC in Q3 last year
- Fourth Quarter
  - Roanoke Gas
    - Rates equal
    - AMA Revenue Sharing slightly lower
    - Rate case projections
  - RGC Midstream
    - P&L comparable

Uncertainties

Inflation *Gas Prices* *Tariffs* *Interest Rates*

Shareholder Return: Dividends

- 325 consecutive quarterly dividends *(more than 80 years)*
- Annual dividend increase 21 consecutive years



TTM March 31,
$0.95
$0.85
$0.75
$0.65
$0.55
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$0.72
$0.76
$0.79
$0.80
$0.83
56.7%
68.5%*
76.2%
70.2%
65.9%
2021
2022
2023
2024
2025
Annual Dividend/Share
Payout Ratio

* 2022 excludes non-cash impairment charge

Why Buy RGCO?

Demonstrated Track Record of Delivering Shareholder Value	• Total Shareholder return of 476% since 2010 • 80+ years of consecutive dividend payments • 20+ years of consecutive dividend increases
Highly Stable Business Model	• Consistent regulatory environment • Prospective cost recovery mechanisms • Private shelf agreements to support debt capital needs
Attractive Fundamental Environment	• Natural gas has cost/reliability advantages to other fuels • Natural gas recognized as part of long-term energy solution • Virginia the ***top ranked*** state for business[1]
Significant Growth Potential	• Continued steady growth in existing footprint • Service territory in largest metro area in Western Virginia • Expansion into Franklin County • Regional impact of MVP flowing 2B+ Dth/day

[1] CNBC "Top States for Business 2024" – July 2024

RGC Resources™